                                AMENDMENT NO. [1]

                                     TO THE

                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXPECT CLASS B SHARES)

     The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, as subsequently amended and restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended to reflect the addition of Class P shares of AIM Summit Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
     AIM Advantage Health Sciences Fund -            Class A
                                                     Class C

     AIM Floating Rate Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Multi-Sector Fund -                         Class A
                                                     Class C
                                                     Institutional Class

     AIM Structured Core Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Structured Growth Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Structured Value Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM EQUITY FUNDS
     AIM Capital Development Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Charter Fund -                              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Constellation Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Diversified Dividend Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Large Cap Basic Value Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Large Cap Growth Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Select Basic Value Fund -                   Class A
                                                     Class C

AIM FUNDS GROUP
     AIM Basic Balanced Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM European Small Company Fund -               Class A
                                                     Class C

     AIM Global Value Fund -                         Class A
                                                     Class C
                                                     Institutional Class

     AIM International Small Company Fund -          Class A
                                                     Class C
                                                     Institutional Class

     AIM Mid Cap Basic Value Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Select Equity Fund -                        Class A
                                                     Class C

     AIM Small Cap Equity Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM GROWTH SERIES
     AIM Basic Value Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Conservative Allocation Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Global Equity Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Growth Allocation Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Income Allocation Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM International Allocation Fund -             Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Mid Cap Core Equity Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Moderate Allocation Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Moderate Growth Allocation Fund -           Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Moderately Conservative Allocation Fund -   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Small Cap Growth Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

AIM INTERNATIONAL MUTUAL FUNDS
     AIM Asia Pacific Growth Fund -                  Class A
                                                     Class C

     AIM European Growth Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

     AIM Global Aggressive Growth Fund -             Class A
                                                     Class C

     AIM Global Growth Fund -                        Class A
                                                     Class C

     AIM International Core Equity Fund -            Class A

                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM International Growth Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT FUNDS
     AIM China Fund -                                Class A
                                                     Class C
                                                     Institutional Class

     AIM Developing Markets Fund -                   Class A
                                                     Class C
                                                     Institutional Class

     AIM Enhanced Short Bond Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Global Health Care Fund -                   Class A
                                                     Class C
                                                     Investor Class

     AIM International Bond Fund -                   Class A
                                                     Class C
                                                     Institutional Class

     AIM Japan Fund -                                Class A
                                                     Class C
                                                     Institutional Class

     AIM Trimark Endeavor Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Trimark Fund -                              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Trimark Small Companies Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT SECURITIES FUNDS
     AIM Global Real Estate Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM High Yield Fund -                           Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

     AIM Income Fund -                               Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Intermediate Government Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Limited Maturity Treasury Fund -            Class A
                                                     Class A3
                                                     Institutional Class

     AIM Money Market Fund -                         AIM Cash Reserve Shares
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Municipal Bond Fund -                       Class A
                                                     Class C
                                                     Investor Class

     AIM Real Estate Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Short Term Bond Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Total Return Bond Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM SECTOR FUNDS
     AIM Energy Fund -                               Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

     AIM Financial Services Fund -                   Class A
                                                     Class C
                                                     Investor Class

     AIM Gold & Precious Metals Fund -               Class A
                                                     Class C
                                                     Investor Class

     AIM Leisure Fund -                              Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

     AIM Technology Fund -                           Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

     AIM Utilities Fund -                            Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
     AIM Opportunities I Fund -                      Class A
                                                     Class C

     AIM Opportunities II Fund -                     Class A
                                                     Class C

     AIM Opportunities III Fund -                    Class A
                                                     Class C

AIM STOCK FUNDS
     AIM Dynamics Fund -                             Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM S&P 500 Index Fund -                        Institutional Class
                                                     Investor Class

AIM SUMMIT FUND                                      Class A
                                                     Class C

AIM TAX-EXEMPT FUNDS
     AIM High Income Municipal Fund -                Class A
                                                     Class C
                                                     Institutional Class

     AIM Tax-Exempt Cash Fund -                      Class A
                                                     Investor Class

     AIM Tax-Free Intermediate Fund -                Class A
                                                     Class A3
                                                     Institutional Class

AIM TREASURER'S SERIES TRUST
     Premier Portfolio                               Investor Class
     Premier Tax-Exempt Portfolio                    Investor Class
     Premier U.S. Government Money Portfolio         Investor Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: [Date]

                                        EACH FUND (LISTED ON SCHEDULE A) ON
                                        BEHALF OF THE SHARES OF EACH PORTFOLIO
                                        LISTED ON SCHEDULE A


                                        By:
                                            ------------------------------------
                                            Philip A. Taylor
                                            President


                                        A I M DISTRIBUTORS, INC.


                                        By:
                                            ------------------------------------
                                            Gene L. Needles
                                            President